Exhibit 99.1
CROSSFIRST BANKSHARES, INC. KBW CBIC Conference

August 4, 2023 Mike Maddox, President & CEO Randy Rapp,

President, CrossFirst Bank Ben Clouse, CFO

LEGAL DISCLAIMER CROSSFIRST BANKSHARES, INC. FORWARD

-LOOKING STATEMENTS. This presentation and

oral statements made relating to this presentation contain forward

-looking statements. These forward-

looking statements reflect our current views with respect to, among other things, statements regarding our business plans; expectations,

expansion targets and opportunities for growth; the impact of the acquisition of Canyon Bancorporation, Inc. and Canyon Commu

nity Bank, N.A. (collectively “Canyon”); and our post-transaction plans, objectives, expectations and intentions; our expense

management initiatives and the results expected to be realized from those initiatives; our anticipated expenses, cash requirements and sources of liquidity; our capital allocation strategies and plans; and future financial performance. These statements are often, but not always,

made through the use of words or phrases such as “positioning,” “growth,”

“approximately,” “believe,” “plan,” “future,” “opportunity,”

“anticipated,” “target,” “expectations,” “expect,” “will,” “strategy,”

“goal, “focused,” “foresee”, “estimate”, “intend”, “plan”, “projection”,

“annualized” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward

-looking statements are not historical facts, and are based on current expectations,

estimates and projections about our industry, management’s

beliefs and certain assumptions made by management, many of

which, by their nature, are inherently uncertain and beyond

our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance

and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual
results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are

or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements,

including, but not limited to, the following: impacts on us and our clients of a decline in general business and economic conditions and any regulatory responses thereto, including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute our growth strategy and manage our growth,

including identifying and consummating suitable mergers and acquisitions,

entering new lines of business or offering new or enhanced services or products; fluctuations in fair value of our investments due to factors outside of our control; our ability to successfully manage

credit risk and the sufficiency of our allowance; geographic concentration of our markets; economic impact on our commercial real estate and commercial-based loan portfolios, including declines in commercial and residential real estate values; an increase in non-performing assets; our ability to attract, hire and retain key personnel;

maintaining and increasing

customer deposits, funding availability, liquidity and our ability to raise and maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or other failures, disruptions or security breaches; employee error, fraud committed against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; mortgage markets; our ability to maintain our reputation; costs and effects of litigation; environmental
liability; risk exposure from transactions with financial counterparties;

severe weather, natural disasters, pandemics or other external events; climate change and responses to climate change; changes in laws, rules, regulations, interpretations or policies relating to financial institutions including stringent capital requirements, higher FDIC insurance premiums and assessments, consumer protection

laws and privacy laws; volatility in our stock price; the ability of our

Board to issue our preferred stock; risks inherent with proposed business acquisitions and the failure to achieve projected synergies; or other external events. These and other factors that could cause

results to differ materially from those described in the forward

-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on

Form 10-K, our Quarterly Reports on Form 10-Q and in other

filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof,

and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements included herein, except as required by law. MARKET AND INDUSTRY DATA. This presentation

references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or informat ion used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of

industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. * CrossFirst acquired Farmers & Stockmens

Bank (referred to herein as “Central”) on November 22, 2022. 2

ABOUT NON-GAAP FINANCIAL MEASURES CROSSFIRST

BANKSHARES, INC. In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), we disclose non-GAAP financial measures,

including “adjusted net income”, “adjusted earnings per common share

- diluted”, “tangible common stockholders’ equity”, “tangible book value per common share”, “adjusted return on average assets (ROAA)”,

“adjusted return on average common equity (ROE)”, “adjusted

efficiency ratio – fully tax equivalent (FTE)” and “pre-tax

pre-provision (PTPP) profit.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons.

We believe that these non-GAAP financial measures

provide meaningful supplemental information regarding our

performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and should not be relied on alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures

used by our peers or other companies. We compensate for

these limitations by providing the equivalent GAAP measures

whenever

we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is provided at the end of this presentation. 3

Management Team PRESENTERS CROSSFIRST BANKSHARES,

INC. Mike Maddox – President, CEO and Director Joined

CrossFirst in 2008 after serving as Kansas City regional president for Intrust

Bank Practicing lawyer for more than six years before joining Intrust

Bank Appointed as President and CEO June 1, 2020, after 12 years of service B.S. Business, University of Kansas; J.D. Law, University

of Kansas; Graduate School of Banking at the University of Wisconsi

n

– Madison Randy Rapp – President, CrossFirst Bank More

than 33 years of commercial banking experience in Texas

in various credit, production, risk and executive roles Joined CrossFirst in March 2019 after a 19-year career at Texas

Capital Bank (NASDAQ:TCBI) serving as Executive Vice President and

Chief Credit Officer from May 2015 until March 2019 B.B.A. Accounting,

The University of Texas at Austin and M.B.A. Finance,

Texas Christian University Obtained CPA designation Ben

Clouse – Chief Financial Officer More than 25 years of experience in financial services, asset and wealth management, banking, retail and transportation,

including public company CFO experience Joined CrossFirst

in July 2021 after serving as CFO of Waddell & Reed Financial,

Inc. (formerly NYSE: WDR) until its acquisition in 2021 Significant experience leading financial operations as well as driving operational change B.S.

Business, Kansas State University; Master of Accountancy, Kansas

State University Obtained CPA designation and FINRA Series 27 license 4

COMPANY OVERVIEW CROSSFIRST BANKSHARES,

INC. The CrossFirst Story Began de novo operations in 2007,

completed IPO in 2019 CrossFirst has grown primarily organically,

as well as through three strategic acquisitions Maintain a branch

-light business model with strategically placed locations across

Kansas, Missouri, Oklahoma, Texas, Arizona, Colorado and

New Mexico Specialty industry verticals include enterprise value,

financial institutions, restaurant finance, energy, mortgage,

and small

business (SBA) Strategic Approach Organic growth and enhanced profitability Selectively pursue opportunities to expand through acquisitions or new market development Improve financial performance and operating efficiency Attract, retain and develop talent Leverage technology to elevate the client experience Continue to employ effective enterprise risk management 2Q23 Company Highlights Full-service

Branches 14 Listing Nasdaq: CFB Balance Sheet Total Assets

$7.1 billion Total Loans $5.8 billion Total Deposits $6.1

billion ACL + RUC/Loans 1.30% Key Ratios 2Q23 ROAA / Adjusted

ROAA(1) 0.93% / 1.00% 2Q23 ROE/ Adjusted ROE(1) 10.00%

/ 10.81% 2Q23 Net Interest Margin – FTE(2) 3.27% 2Q23 Efficiency

Ratio/ Adjusted Efficiency Ratio-FTE(1)(2) 62.0% / 57.3% Common

Equity Tier 1 9.5% Tier 1 Leverage 9.9% Represents

a non-GAAP financial measure, see non-GAAP reconciliation

slides at the end of this presentation for more details. Ratios are annualized. The incremental federal income tax rate used in calculating tax-exempt income on a tax-equivalent basis is 21.0% 5

FOOTPRINT AND OPERATING STRUCTURE CROSSFIRST

BANKSHARES, INC. METRO MARKETS Kansas City Dallas Fort

-Worth Phoenix Denver COMMUNITY MARKETS Wichita

Oklahoma City Tulsa Colorado Springs Clayton Tucson INDUSTRY

VERTICALS Enterprise Value Financial Institutions

Restaurant Finance Energy Mortgage Small Business (SBA)

CrossFirst Bank Locations 6

Investment Highlights CROSSFIRST BANKSHARES, INC. Excellent

Markets Stable, legacy Community Markets provide steady stream of earnings and strong funding Metro Markets, including Dallas, Kansas

City, Phoenix and Denver, provide attractive growth opportunities

Improved Growth and Profitability 10-year asset compounded annual growth rate of 27% Operating revenue grew over 40% from 2019 to 2022 Net income doubled from 2019 to 2022 Optimization of investments in new markets and verticals Strong Balance Sheet

Loan portfolio is largely variable Liquidity of 36% of assets, using on-

and off-balance sheet sources; 100% AFS securities portfolio Granular deposit portfolio across geographies and industries; approximately 32%

uninsured deposits Well-diversified loan portfolio by industry and geography across C&I and CRE Clean Credit Portfolio Net

charge-offs to loans ratio of 0.07% annualized on a trailing 12-month basis Strong reserve levels at 1.30% of loans 7

Improving Core Metrics CROSSFIRST BANKSHARES, INC. Net

Income $28.5 $12.6 $69.4 $61.6 $16.1 $16.0 2019 2020 2021 2022

Q1 2023 Q2 2023 Operating Revenue (1) $150.2 $172.0 $182.4 $210.8

$62.6 $60.3 $8.7 $11.7 $13.7 $17.3 $4.4 $5.8 $141.5

$160.3 $168.7 $193.5 $58.2 $54.5 2019 2020 2021 2022 Q1 2023 Q2

2023 Net Interest Income Non-Interest Income Adjusted Net

Income (2) & PPT Profit (2) $27.4 $62.5 $20.0 $72.0 $73.0 $83.0

$68.6 $89.1 $17.3 $24.6 $17.3 $22.9 2019 2020

2021 2022 Q1 2023 Q2 2023 Non-performing Assets/ Total

Assets 0.97% 1.39% 0.58% 0.20% 0.16% 0.19% 2019 2020 2021

2022 Q1 2023 Q2 2023 Adjusted Net Income Pretax, Pre-Provision

Profit Note: Dollar amounts are in millions, other than per share amounts and the ratio of non-performing assets to total assets is presented as of the end of the respective period Defined as net interest income plus non-interest income Represents a non-GAAP financial

measure, see non-GAAP reconciliation slides at the end of this presentation for more details 8

OUR GROWTH CROSSFIRST BANKSHARES, INC. Total Assets

Compound Annual Growth Rates Since 2012 Total Assets 27.3%

$565 $847 $1,220 $1,574 $2,133 $2,961 $4,107 $4,931 $5,659 $5,621

$6,601 $7,120 2012 2013 2014 2015 2016 2017 2018 2019 2020

2021 2022 Q2 2023 2007 Began de novo operations 2012 Expanded into Wichita and Oklahoma City markets 2013 Expanded into Tulsa market through acquisition of Tulsa National Bancshares, Inc.

(~$160mm in Total Assets) 2016 Expanded into Dallas

market 2019 CrossFirst Bankshares, Inc. Initial Public Offering;

Nasdaq listed: CFB 2021 Expanded into Phoenix market 2022

Expanded into Colorado and New Mexico markets through acquisition of Central (~$648mm in Total Assets) 2023 Expanded into

Tucson market through acquisition of Canyon (Closed August 1,

2023) Note: Dollars in chart are in millions. 9

DRIVEN BY OUR EXTRAORDINARY CULTURE

CROSSFIRST BANKSHARES, INC.

FOCUSING ON OUR CORE VALUES

At CrossFirst Bank, extraordinary service is the unifying purpose at the very heart of our organization. To deliver on our purpose, each of our employees operates with four values that define our approach to banking: character, competence, commitment, and connection.

These are not just words at CrossFirst. They are core values that guide our actions, decisions, and vision.

CHARACTER
Who You Are

COMPETENCE
What You Can Do

COMMITMENT
What You Want To Do

CONNECTION
What Others See In You

INVESTING IN OUR PEOPLE & CLIENTS

We prioritize and invest in creating opportunities to help employees grow and build their careers using a variety of training and development programs. These include online, classroom, and on-the-job learning formats. Our CrossFirst training programs include:

The CrossFirst Way: An immersive, multi-day culture and leadership-driven onboarding program for all new hires to advance and preserve our values and operating standards

CrossFirst University: A development program designed for emerging leaders that explores core leadership concepts and the foundations of the banking industry

Top 5 Clifton Strengths®: As a GALLUP® Strengths-Based organization, our very first commitment to every new employee is that we will value them and provide access to their unique CliftonStrengths®

POSITIONING FOR SUCCESS

We strive to build an equitable and inclusive environment with diverse teams who support our core values and strategic initiatives. We strive to hire and retain top-tier talent to drive growth and extraordinary service.

22% of 2022 new hires were ethnically diverse

61% of workforce is female as of 12/31/22

68% Engaged employees as measured by GALLUP® Q12 Survey; 89% employee response rate

DON CLIFTON Strengths-Based Culture Award 2023 Winner: Recently recognized as one of seven recipients of the GALLUP® Don Clifton Strengths-Based Culture award – a worldwide honor

10

SECOND QUARTER 2023 HIGHLIGHTS CROSSFIRST BANKSHARES,

INC. Financial Performance Net Income $16.0 Million Adjusted(2)

Net Income $17.3 Million Diluted EPS $0.33 Adjusted(2) Diluted

EPS $0.35 ROE(1) 10.00% Adjusted(1)(2) ROE 10.81% ROAA(1)

0.93% Adjusted(1)(2) ROAA 1.00% Profitability Closed previously announced acquisition of Canyon Bancorporation, Inc. on August

1, 2023, which adds low-cost liquidity and deepens our Arizona franchise Fully tax equivalent NIM(3) narrowed 38 basis points to 3.27%, as continued pricing pressure on deposits & deposit mix changes outweighed the increases from loans Identified meaningful non-interest expense savings for the remainder of 2023, advancing our efficiency improvement goal Balance Sheet Loans grew $149 million, or 2.6% for the quarter and 7.9% year-to-date Non-interest-bearing deposits stabilized, decreasing 4% from Q1 2023 Book value per common share grew to $13.39, while tangible book value per common

share(2) grew to $12.67 Credit Quality Credit metrics remain strong with annualized NCOs / average loans of 0.04% and NPAs

/ assets of 0.19%, which is a decline of 35 basis points from June

30, 2022 Provisioned $2.6 million during the quarter, largely to support loan growth Ratios are annualized Represents a non-GAAP financial measure, see non-GAAP reconciliation slides at

the end of this presentation for more details The incremental

Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0% 11

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSHARES, INC.

Loan Mix by Type ($5.8bn) Commercial 36% Energy 4%

CRE - Owner-Occupied 9% CRE - Non-Owner-Occupied 42% Residential

Real Estate 8% Consumer 1% Note: Gross loans, (net of unearned income) data as of June 30, 2023. 12

DIVERSE LOAN PORTFOLIO CROSSFIRST BANKSHARES, INC.

CRE – Non-Owner-Occupied Loan Portfolio by Segment Retail 16% Office

13% Industrial 17% 1-4 Family Res Construction 7% Hotel 9% Other

25% Multi-Family 13% Commercial Loan Breakdown by Type

Engineering & Contracting 7% Restaurants 7% Financial

Management 6% Aircraft & Transportation 6% Merchant Wholesalers

3% Other Industries 36% Manufacturing 11% Real Estate Activity

6% Business Loans to Individuals

5% Credit Related Activities 7% Health Care 6% Note: Data as

of June 30, 2023. 13

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSHARES,

INC. Classified Loans / Capital + ACL + RUC(1) $81.5 $72.1

$67.7 $67.0 $69.5 12.0% 11.2% 10.0% 9.3% 9.6% Q2 2022 Q3

2022 Q4 2022 Q1 2023 Q2 2023 Classified Assets Classified /

Total Capital + ACL + RUC Classified Loans and the ratio of

Classified Loans to Total Capital + ACL + RUC increased

slightly but remain consistent with prior quarters Non-performing Assets

/ Total Assets 0.54% 0.31% 0.20% 0.16% 0.19% Q2 2022

Q3 2022 Q4 2022 Q1 2023 Q2 2023 NPAs increased primarily

due to an increase in non-accrual loans, partially offset by the sale of one OREO property Note: Dollar amounts are in millions

RUC includes the accrual for off-balance sheet credit risk for unfunded commitments. 14

ASSET QUALITY PERFORMANCE CROSSFIRST BANKSHARES,

INC. Net Charge-offs (Recoveries) / Average

Loans(1) 0.10% 0.16% -0.02% 0.12% 0.04% Q2 2022 Q3 2022 Q4 2022 Q1

2023 Q2 2023 Net charge-offs were $0.6 million for Q2 2023, compared to $1.6 million in Q1 2023 and $1.1 million in Q2 2022 Net charge

-offs were 0.07% annualized on a trailing 12-month basis Allowance for Credit Losses + RUC(2) / Total Loans 1.35% 1.34% 1.31%

1.30% 1.30% $5.3 $6.7 $8.7 $8.1 $7.7 $55.8 $55.9 $61.8

$65.1 $67.6 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 ACL RUC

ACL + RUC / Total Loans ACL + RUC / Total Loans

of 1.30% was consistent with linked quarter and lower than the same period a year ago, primarily due to lower specific reserves

on non-performing loans Allowance for credit losses to non-performing loans at the end of Q2 2023 was 508% Note: Dollar amounts are

in millions Ratio is annualized for interim periods. RUC includes the accrual for off-balance sheet credit risk for unfunded commitments.

15

DEPOSIT TRENDS CROSSFIRST BANKSHARES, INC. Total

Deposits and % DDA $4,744 $4,988 $5,651 $5,837 $6,100

$3,581 $3,874 $4,251 $4,867 $5,172 $1,163 $1,114 $1,400 $970 $928

Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 DDA Interest

-bearing Deposits Cost of Deposits 0.42% 1.20% 2.03% 2.57% 3.33%

Non-interest-bearing deposits stabilized, decreasing 4% from Q1 2023

Cost of deposits increased 76bps this quarter, due to market rate increases and deposit mix changes Non-interest-bearing deposits were

15% of total deposits this quarter Top 25 deposit relationships represent

20% of total deposits Note: Dollars are in millions and amounts shown are as of the end of the period. 16

NET INTEREST MARGIN CROSSFIRST BANKSHARES, INC. Yield

on Loans & Cost of Deposits 4.28% 0.42% 5.08% 1.20% 5.93%

2.03% 6.56% 2.57% 6.87% 3.33% Q2 2022 Q3 2022 Q4 202

2

Q1 2023 Q2 2023 Yield on Loans Cost of Total Deposits

Net Interest Margin – Fully Tax Equivalent (FTE)(1)

3.52% 3.56% 3.61% 3.65% 3.27% Q2 2022 Q3 2022 Q4 2022 Q1 2023

Q2 2023 Fully tax-equivalent NIM decreased 38bps from Q1 2023

Loan yields increased 31bps in the quarter due to repricing of existing loans and organic growth Cost of deposits increased 76bps from

Q1 2023 due to deposit pricing pressure and the decrease in non-interest-bearing deposits experienced late in Q1 2023 that impacted Q2 2023

average balances Loan to deposit ratio decreased to 95% from 97%

in Q1 2023 Ratio is annualized for interim periods; the incremental

Federal income tax rate used in calculating tax exempt income on a tax equivalent basis is 21.0% 17

NET INTEREST INCOME SENSITIVITY CROSSFIRST BANKSHARES,

INC. Net Interest Income Impact From Rate Changes -4.51% -0.73%

-2.52% -0.42% -1.40% -0.36% 0.93% -14.00% 2.19% 0.01%

3.50% 17.00% -300 bps -200 bps -100 bps +100 bps +200 bps +300

bs Rate Shock Rate Ramp Loans: Rate Reset and Cash Flow Profile

59% 10% 9% 19% 3% 1-3 4-12 1-2 2-5 >5 Years Months Months

Years Years Roughly 69% of Company’s earning

loans reprice or mature over the next 12 months, with 47% in month one

Note: Data as of June 30, 2023 * Rate Shock analysis: measures instantaneous parallel shifts in market rates Rate Ramp analysis: rate changes occur gradually over 12 months time Balance sheet size and mix held constant from month end position and includes average

YTD loan fees (excluding PPP fees) 18

Expense Management CROSSFIRST BANKSHARES, INC. $29.2 $28.5

$36.4 $38.1 $37.4 $7.1 $5.4 $8.3 $9.6 $7.5 $2.4 $2.1 $3.3 $2.9

$2.7 $2.6 $2.7 $2.8 $3.0 $3.1 $17.1 $18.3 $22.0 $22.6 $24.1 Q2

2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Salaries & Benefits

Occupancy Data Processing, Software & Comm Other Q2 2023

expenses included $0.3 million of acquisition-related expenses,

mostly professional fees, and $1.3 million of employee separation costs,

compared to $1.5 million of acquisition-related expenses in Q1

2023 Reduced discretionary spending contributed to the decreases in other expenses compared to Q1 2023 Salaries & benefits were higher year over year due the addition of employees as part of the

Colorado and New Mexico acquisition and merit increases

Identified meaningful non-interest expense savings for the remainder of 2023, advancing our efficiency improvement goal Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. 19

AMPLE LIQUIDITY AND FLEXIBILITY CROSSFIRST BANKSHARES,

INC. Cash and Cash Equivalents $342M + Available-for-Sale

Securities* $744M Available Brokered Deposits & Wholesale

Funding $372M + Available Credit Lines, FHLB, and

FRB $1.121B On-Balance Sheet Liquidity $1.086B + Off-Balance

Sheet Liquidity $1.493B Total Liquidity $2.579B 36% of Total

Assets *Available-for-Sale Securities $744M = Market Value

Net Gain $169M + Pledgeable $282M + Remaining $293M Note:

Data as of June 30, 2023 20

SECURITIES PORTFOLIO CROSSFIRST BANKSHARES, INC.

Municipal - Taxable, 1% Municipal - Tax-Exempt, 61%

CMO (Fixed), 1% SBA (Fixed), 14% Other, 1% MBS (Fixed),

22% Fair Value at June 30, 2023 $744 million At the end

of Q2 2023, the portfolio’s duration was approximately 5.3

years The fully tax equivalent yield for Q2 2023 increased 13bps to 3.44%

The securities portfolio had net unrealized losses of approximately

$78 million as of June 30, 2023 During Q2 2023, $27 million

of securities were purchased at an average tax-equivalent

yield of 4.72%, and we had $5 million in MBS paydowns 21

CAPITAL RATIOS CROSSFIRST BANKSHARES, INC.

11.5% 11.5% 12.6% 11.0% 11.1% 12.1% 9.5% 9.5%

10.5% 9.4% 9.5% 10.5% 9.5% 9.6% 10.7% Q2 2022 Q3 2022 Q4

2022 Q1 2023 Q2 2023 Common Equity Tier 1 Tier 1 Risk-Based

Total Risk-Based Capital Capital deployed during Q4 2022

with the closing of the Central acquisition on November 22, 2022 and through significant organic loan growth Maintaining capital

levels to support future growth Remain well capitalized as we deploy capital to support growth initiatives 22

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. Quarter Ended Six Months Ended 6/30/2023 3/31/2023 12/31/2023

9/30/2022 6/50/2022 6/30/2023 6/30/2022 (Dollars in thousands,

except per share data) Adjusted net Income: Net income (GAAP}

$ 16,047 $ 16,103 $ 11,946 $ 17,280 $ 15,545 $ 32,155 $ 32,373

Add: Acquisition costs 338 1,477 3,570 81 239 1,815 239 Add:

Acquisition -Day 1 CECL provision - - 4,400 - - - - Add: Employee separation 1,300 - * - 1,063 1300 1,063 Less: Tax effect™

(344) (310) (2,045) 07) (273) (654) (273) Adjusted net Income

Preferred stock dividends Diluted weighted average common shares outstanding Earnings per common share - diluted (GAAP) Adjusted earnings per common share - diluted Quarter Ended Six

Months Ended 6/30/2023 3/31/2023 12/31/2023 9/50/2022 6/50/2022

6/30/2023 6/30/2022 (Dollars in thousands) Adjusted return

on average assets: Net income (GAAP) $ 16,047 S 16,108 $ 11,946

S 17280 S 15,545 $ 32,155 S 32573 Adjusted net income 17541

17,275 17,871 17544 16574 34,616 33,402 Average

assets $ 6,929,972 S 6,712,801 $ 6,159,783 S 5,764547 S 5545,657 $

6,821937 S 5554,648 Return on average assets (GAAP) Adjusted return on average assets Six Months Ended Quarter Ended 12/31/2023

9/30/2022 (Dollars in thouzardz) Adjusted return on average

common equity: Net income (GAAP} S 16,047 S 16,108 S 11,946

S 17280 s 15,545 s 32,155 s 32573 Preferred stock dividends

103 - - - - 103 - Net income attributable to common shareholders

(GAAP} $ 15,944 S 16,103 S n,946 s 17280 s 15,545 $ 32,05

2

s 32573 Adjusted net income 17,341 17,275 17,871 17344 16374

34,616 33,402 Preferred stock dividends 103 - - - - 103 * Net income attributable to common shareholders (GAAP) s 17,238 S

17275 S 17,871 S 17344 s 16374 s 34515 s 33,402 Average

common equity s 639,741 S 619,952 S 589,587
S 613206 5 614541 s 629,901 s 634,036 Return on average common equity (GAAP) Adjusted return on average common equity Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions. 23

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. 6/30/2023 Tangible common stockholders' equity: Total

stockholders' equity (GAAP) Less: goodwill and other intangible assets Less: preferred stock Tangible common stockholders'

equity Tangible book value per common share: Tangible

common stockholders' equity Common sha res outstanding at end of period Book value per common share (GAAP) Tangible book

value per common share s 651,433 27,457 7,750 s 616276

48,653,487 Quarter Ended 3/31/2023 12/31/2023 9/30/2022 6/30/2022

(Dollars in thousand’s, except per share data)

s 645491 28,259 7,750 s 608.599 29,081 s 609,482 s 579,518 48,600,618

48.448215 s 580,547 s 603.016 91 $ 580,476 S 607,925 48,787,696 49535,949

Quarter Ended Six Months Ended 12/31/2023 9/30/2022 (Dollars

in thousands) Adjusted Efficiency Ratio - Fully Tax Equivalent

(FTE)m Non-interest expense S 37,412 S 38,092 s 36,423

S 28,451 S 29203 s 75504 s 56.869 Less: Acquisition costs (338) 0.477)

(5,570) (81) (239) 0.815) (239) Less: Core deposit intangible amortization (802) (822) (291) - - 0.624) - Less: Employee

separation 0ÃOO} - - - 0.063) 0.300} 0.063) Adjusted Non-interest expense (numerator) s 34,972 S 35793 s 32,562 S 28.370 S 27,901

s 70,765 s 55567 Net interest income 54,539 58,221 54,015

49,695 46709 112,760 89.824 Tax equivalent interest

income(1) 750 797 818 820 80S 1547 1583

Non-interest income (toss) 5,779 4,421 4559 5780 4201 10200

9,143 Total tax-equivalent income (denominator) s 5 Efficiency

Ratio (GAAP) Adjusted Efficiency Ratio - Fully Tax Equivalent

(FTE)m 24

NON-GAAP RECONCILIATIONS CROSSFIRST BANKSHARES,

INC. Twelve Months Ended 12/31/2022 12/31/2021 12/31/2020

12/31/2019 (Dollars in thousands, except per shore data)

Adjusted net Income: Net income $ 61.599 $ 69.413 $ 12.601 $ 28.473

Add: Acquisition costs 5.890 * - * Add: Acquisition - Day 1

CECL provision 4,400 - - - Add: Employee separation 1063 * * * Add:

Unrealized loss on equity security * 6200 * * Add: Accelerated employee benefits - 719 - * Add: Goodwill impairment " - - 7.397

- Add: Fixed asset impairment - - - *+24 Less: State tax credit01 -

- - (1361) Less: BOU settlement benefits11* - 0.841) - - Less: Tax effect*1 (2.355) 0512) * 009) Adjusted net Income Diluted

weighted average common shares outstanding Diluted earnings

per share Adjusted diluted earnings per share Three Months

Ended Twelve Months Ended 3/31/2023 12/31/2022 12/31/2021

12/31/2020 12/31/2019 (Dollars in thousands) Pre-Tax Pre-Provision

Profit: Net income before taxes $ 20,268 $ 20,129 $ 77,572 $ 86,969

$ 15,314 $ 32,611 Add: Provision for credit losses 2,640 4,421

11501 (4,000) 56,700 29,900 Pre-Tax Pre-Provision

Profit 25